Exhibit 32.1&

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CERTIFICATION FURNISHED PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

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In connection with the filing of the Annual Report of Corning Natural Gas Corporation (the "Company") on Form 10-K/A for the period ending September 30, 2012 (the "Report") with the Securities and Exchange Commission, I, Michael I. German, Chief Executive Officer and President of the Company and I, Firouzeh Sarhangi, Chief Financial Officer and Treasurer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company for such period.

Dated: January 25, 2013

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/s/ MICHAEL I. GERMAN

Michael I. German, Chief Executive Officer and President

(Principal Executive Officer)

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/s/ FIROUZEH SARHANGI

Firouzeh Sarhangi, Chief Financial Officer and Treasurer

(Principal Financial and Accounting Officer)

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